WESTCORE TRUST

Supplement dated December 14, 2007 to the Westcore Equity and Bond Funds Prospectus for Institutional Class shares dated September 28, 2007.

This supplement is to be used with the prospectus dated September 28, 2007. This supplement together with the prospectus constitutes a current prospectus.

The following paragraph replaces the paragraph regarding Westcore Taxable Bond Funds on page 55 in the section titled “Investment Personnel.”

The Westcore Taxable Bond Funds are comprised of the Westcore Plus Bond and Flexible Income Funds. The Westcore Taxable Bond Funds are managed by Mr. Mark R. McKissick, CFA, CPA (inactive) as Lead Portfolio Manager. Mr. McKissick is Director of the Adviser’s Fixed Income Research Team (the “Team”) and is supported by the remaining investment professionals within the Team, who are “generalists” conducting fundamental research across all investment types. Any team member may recommend purchase and sell decisions for the Funds. The recommendation is then discussed and reviewed by the Team to determine whether the recommendation is compatible with a Fund’s investment objective. Mr. McKissick then makes a final decision whether to buy or sell a security.

The paragraph relating to Mr. Stafford on page 58 in the section titled “Portfolio Managers” is hereby deleted.

The following paragraph replaces the paragraph regarding Mr. McKissick on page 58 in the section titled “Portfolio Managers.”

Mark R. McKissick, CFA, CPA (inactive) a Vice President of Denver Investment Advisors and Director of the Fixed Income Research Team, has been appointed Lead Portfolio Manager of Westcore Flexible Income Fund and Westcore Plus Bond Fund effective December 14, 2007. Mr. McKissick has been responsible for co-managing Westcore Flexible Income Fund and Westcore Plus Bond Fund since October 1, 2003. Mr. McKissick has been a fixed income research analyst with Denver Investment Advisors since 1999. Mr. McKissick began his career in the public accounting industry where he worked for 3 years.  He then received an MBA from the University of Chicago before beginning his fixed income investing career in 1992. Mr. McKissick has a total of 15 years of professional fixed income investing experience.

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